EXHIBIT 99.906CERT

CERTIFICATION

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended March 31, 2021 (the “Report”).

I, Jeff Busby the Principal Executive Officer of Brandes Investment Trust (the “Registrant”) certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 2, 2021

/s/Jeff Busby	/s/ Gary Iwamura
Jeff Busby	Gary Iwamura
President and Principal Executive Officer	Treasurer and Principal Financial Officer
Brandes Investment Trust	Brandes Investment Trust

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Brandes Investment Trust for purposes of Section 18 of the Securities Exchange Act of 1934.